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                                              WFMBS MORTGAGE LOAN POOL
                                         20-YEAR THROUGH 30-YEAR FIXED RATE
                                              NON-RELOCATION MORTGAGES
                                                WFMBS SERIES 2001-12
                                              POOL PROFILE (4/25/2001)

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                                                          ======================        ========================
                                                                   BID                         TOLERANCE
                                                          ======================        ========================
      AGGREGATE PRINCIPAL BALANCE                                  $475,000,000                     (+/- 5.00%)

      MORTGAGE LOAN CUTOFF DATE                                        1-May-01
      INTEREST RATE RANGE                                      5.500% - 10.000%
      GROSS WAC                                                           7.65%              (+10 bps/ -5 Bps%)
      WEIGHTED AVERAGE SERVICE FEE                                       25 bps
      MASTER SERVICING FEE                                              1.7 bps
      WAM (in months)                                                       357                   (+/- 2 month)

      WALTV                                                                 73%                   (maximum 79%)

      CALIFORNIA %                                                          32%                   (maximum 40%)
      SINGLE LARGEST ZIP CODE CONCENTRATION                                  1%                   (maximum  5%)

      AVERAGE LOAN BALANCE                                             $395,000              (maximum $415,000)
      LARGEST INDIVIDUAL LOAN BALANCE                                  $999,999            (maximum $2,000,000)

      CASH-OUT REFINANCE %                                                  16%                  (maximum  22%)

      PRIMARY RESIDENCE %                                                   95%                   (minimum 90%)

      SINGLE-FAMILY DETACHED %                                              91%                   (minimum 87%)

      FULL DOCUMENTATION %                                                  91%                   (minimum 88%)

      PREPAYMENT PENALTY %                                                   0%                    (maximum 1%)

      UNINSURED > 80% LTV %                                                  1%                    (maximum 2%)

      TEMPORARY BUYDOWNS                                                     0%                   (maximum  1%)




                   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                      MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                          SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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     (1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the
          Aggregate Principal Balance.

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                                              WFMBS MORTGAGE LOAN POOL
                                         20-YEAR THROUGH 30-YEAR FIXED RATE
                                              NON-RELOCATION MORTGAGES
                                                WFMBS SERIES 2001-12
                                                PRICING INFORMATION

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
      RATING AGENCIES                                      TBD by Wells Fargo

      PASS THRU RATE                                                    6.75%

      ASSUMED SIZE OF PRINCIPAL ONLY CLASS                              0.10%

      PRICING DATE                                                        TBD

      FINAL STRUCTURE DUE DATE                                     08-May-01_                       9:00 AM

      SETTLEMENT DATE                                              25-May-01_

      ASSUMED SUB LEVELS                                                  AAA                  TBD
                                                                           AA                  TBD

                                                                            A                  TBD

                                                                          BBB                  TBD
                                                                           BB                  TBD

                                                                            B                  TBD

                                                           0.00
                                                           AA through B Classes will be rated by one rating agency.

     * SHOULD MOODY'S PROVIDE A RATING ON THE TRANSACTION, PLEASE NOTE, THE RESIDUAL CLASS WILL NOT BE RATED.
     --------------------------------------------------------------------------------------------------------

     * THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.
     ------------------------------------------------

     WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2001-12. The principal only
     CERTFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.

     WFMBS CONTACTS                                          Brad Davis (301) 846-8009
                                                             Lori Maller (301) 846-8185




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